         As filed with the Securities and Exchange Commission on January 8, 1999
                                                     Registration No. 333-
================================================================================

                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                             ------------------

                                  FORM S-8
                           REGISTRATION STATEMENT
                                    UNDER
                         THE SECURITIES ACT OF 1933

                             ------------------

                     OBJECTIVE SYSTEMS INTEGRATORS, INC.
           (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                             ------------------

       DELAWARE                                          68-0239619
------------------------                    ------------------------------------
(STATE OF INCORPORATION)                    (I.R.S. EMPLOYER IDENTIFICATION NO.)


                            100 BLUE RAVINE ROAD
                          FOLSOM, CALIFORNIA 95630
 --------------------------------------------------------------------------
 (ADDRESS, INCLUDING ZIP CODE, OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)


                             ------------------
                      1995 EMPLOYEE STOCK PURCHASE PLAN
                          (FULL TITLE OF THE PLAN)

                             ------------------

                           PHILIP N. CARDMAN, ESQ.
                VICE PRESIDENT, GENERAL COUNSEL AND SECRETARY
                     OBJECTIVE SYSTEMS INTEGRATORS, INC.
                            100 BLUE RAVINE ROAD
                          FOLSOM, CALIFORNIA 95630
                               (916) 353-2400
(NAME, ADDRESS, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF AGENT FOR SERVICE)

                             ------------------

                                 Copies to:
                             CHRIS FENNELL, ESQ.
                      WILSON SONSINI GOODRICH & ROSATI
                          PROFESSIONAL CORPORATION
                             650 PAGE MILL ROAD
                             PALO ALTO, CA 94304
                               (650) 493-9300


                        CALCULATION OF REGISTRATION FEE
================================================================================
                                            PROPOSED    PROPOSED
                                             MAXIMUM     MAXIMUM
 TITLE OF EACH CLASS            AMOUNT      OFFERING    AGGREGATE    AMOUNT OF
  OF SECURITIES TO              TO BE         PRICE     OFFERING    REGISTRATION
    BE REGISTERED             REGISTERED    PER SHARE     PRICE        FEE(1)
--------------------------------------------------------------------------------
Common Stock,
  $0.001 par value.....   1,000,000 shares   $4.562    $4,562,000    $1,268.24
================================================================================

(1) Calculated in accordance with Rule 457(c) solely for the purpose of calculating the registration fee based upon the average of the high and low prices of the Common Stock as reported on the Nasdaq National Market on December 31, 1998.

================================================================================

     The contents of the Registrant's Form S-8 Registration Statement Nos. 333-00986 and 333-43215 as filed with the Commission on February 5, 1996 and December 24, 1997, respectively, and the Registrant's Post-Effective Amendment No. 1 to Form S-8 Registration Statement No. 333-00986 as filed with the Commission on February 21, 1997, are incorporated herein by reference.

                                   PART II

             INFORMATION REQUIRED IN THE REGISTRATION STATEMENT



ITEM 8.  EXHIBITS.
         --------

         Exhibit
         Number         Document
         -------        --------

            4.1* 1995 Employee Stock Purchase Plan, as amended, and form of agreement

            5.1 Opinion of Wilson Sonsini Goodrich & Rosati, a Professional Corporation.

           23.1         Consent of Deloitte & Touche LLP, Independent Auditors

           23.2         Consent of Counsel (contained in Exhibit 5.1).

           24.1         Power of Attorney (see page 4).

___________________

      * Incorporated by reference to the Exhibits filed with the Registrant's Report on Form 10-Q for the fiscal quarter ended September 30, 1998, File No. 000-27306, as filed with the Securities and Exchange Commission on November 13, 1998.

                                 SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the Registrant, Objective Systems Integrators, Inc., certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Folsom, State of California, on this 8th day of January, 1999.


                                            OBJECTIVE SYSTEMS INTEGRATORS, INC.



                                            By:      /s/ Philip N. Cardman
                                                 ---------------------------
                                                 Philip N. Cardman
                                                 Vice President, General Counsel
                                                 and Secretary

                              POWER OF ATTORNEY

       KNOW ALL PERSONS BY THESE PRESENTS, that each such person whose signature appears below constitutes and appoints, jointly and severally, Tom L. Johnson, Richard G. Vento and Philip N. Cardman his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign any amendments to this Registration Statement on Form S-8 (including post-effective amendments), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

       PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS REGISTRATION STATEMENT HAS BEEN SIGNED BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATES INDICATED.

                 SIGNATURE                                        TITLE                       DATE
              ---------------                                   ---------                    --------


/s/ Tom L. Johnson                                         Co-Chairman of the Board of     January 8, 1999
------------------------------------------------------     Directors and Co-Chief
(Tom L. Johnson)                                           Executive Officer (Principal)
                                                           Executive Officer)

/s/ Richard G. Vento                                       Co-Chairman of the Board of     January 8, 1999
------------------------------------------------------     Directors and Co-Chief
(Richard G. Vento)                                         Executive Officer (Principal
                                                           Executive Officer)

 /s/ David M. Allen                                        Vice President, Finance and     January 8, 1999
------------------------------------------------------     Administration, and Chief
(David M. Allen)                                           Financial Officer (Principal
                                                           Financial and Accounting
                                                           Officer)

 /s/ George F. Schmitt                                     Director                        January 8, 1999
------------------------------------------------------
(George F. Schmitt)

 /s/ Jonathan B. Shantz                                    Director                        January 8, 1999
------------------------------------------------------
(Jonathan B. Shantz)

 /s/ Kornel Terplan                                        Director                        January 8, 1999
------------------------------------------------------
(Kornel Terplan, Ph.D.)


                               INDEX TO EXHIBITS


 EXHIBIT
 NUMBER                             EXHIBIT
 -------                            -------

    4.1* 1995 Employee Stock Purchase Plan, as amended, and form of agreement

    5.1      Opinion of Wilson Sonsini Goodrich & Rosati, a
             Professional Corporation.

   23.1      Consent of Deloitte & Touche LLP, Independent Auditors

   23.2      Consent of Counsel (included in Exhibit 5.1)

   24.1      Power of Attorney (see page 4)

_____________________

   * Incorporated by reference to the Exhibits filed with the Registrant's Report on Form 10-Q for the fiscal quarter ended September 30, 1998, File No. 000-27306, as filed with the Securities and Exchange Commission on November 13, 1998.